SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
 (Date of earliest event reported) September 10, 1997


            FORD CREDIT AUTO LOAN MASTER TRUST,
      SERIES 1994-1, 1995-1, 1996-1, 1996-2 AND 1997-1

Delaware                 0-21686                     38-2973806
- --------     --------------------------------        ----------
State or        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

The American Road, Dearborn, Michigan            48121
- -------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Loan Master Trust, Series 1994-1, 1995-1, 1996-1, 1996-2 and 1997-1
for the Collection Period ended August 31, 1997, provided to The Chase Manhattan Bank, formerly Chemical Bank, as trustee, is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                             EXHIBITS

DESIGNATION       DESCRIPTION               METHOD OF FILING
- -----------       -----------               ----------------

Exhibit 19     Report for the month ending  Filed with this
               August 31, 1997 provided     report.
               to The Chase Manhattan BAnk,
               formerly Chemical Bank,
               as trustee under the
               Ford Credit Auto Loan Master
               Trust, Series 1994-1, 1995-1
               1996-1, 1996-2 and 1997-1.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
               Series 1994-1, 1995-1, 1996-1, 1996-2 and 1997-1
                                 (Registrant)


Date:  September 10, 1997        By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust

                              EXHIBIT INDEX

Designation                   Description
- -----------         -------------------------------------
Exhibit 19          Report for the month ending August 31,
                    1997, provided to The Chase Manhattan
                    Bank, formerly Chemical Bank,
                    as trustee under the Ford Credit
                    Auto Loan Master Trust,
                    Series 1994-1, 1995-1
                    1996-1, 1996-2 and 1997-1.